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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
              PURSUANT TO SECTION 12(b) OR 12(g) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT")


                          SWISSRAY INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                 NEW YORK                                 16-0950197
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(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)

200 EAST 32ND STREET, SUITE 34-B, NEW YORK, NY               10016
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(Address of Principal Executive Offices)                   (Zip Code)

If this form relates to the registration of a       If this form relates to the registration of a
class of securities pursuant to Section             class of securities pursuant to Section
12(b) of the Exchange Act and is effective          12(g) of the Exchange Act and is effective
pursuant to General Instruction A.(c),              pursuant to General Instruction A.(d),
please check the following box. / /                 please check the following box. /X/

Securities Act registration statement                       333-38229
file number to which this form relates:              --------------------------
                                                          (If applicable)


Securities to be registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class                           Name of Each Exchange on Which
to be so Registered                           Each Class is to be Registered

NONE                                          INAPPLICABLE
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Securities to be registered pursuant to Section 12(g) of the Exchange Act:

COMMON STOCK, PAR VALUE $.01 PER SHARE
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                            (Title of Class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The description of the Common Stock to be registered herewith is set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Registration No. 333-38229), as filed with the Securities and Exchange Commission on October 20, 1997 pursuant to the Securities Act of 1933, as amended (the "Securities Act") and as amended by Amendment No. 1 thereto on December 17, 1997 (the "Registration Statement"). Such description is incorporated by reference in response to this item. If the Registrant subsequently files a form of prospectus pursuant to Rule 424(b) under the Securities Act of 1933, as amended, containing a description of the Common Stock, such prospectus shall be deemed to be incorporated by reference into this Registration Statement.

ITEM 2.  EXHIBITS

         The following exhibits are filed as part of this registration statement:


         Exhibit No.  Exhibit Description

             (1)      Form of Common Stock certificate of the Company

             (2) Certificate of Incorporation of the Company, as amended (Incorporated by reference to the Registrant's Registration Statement on Form 10SB, effective February 14, 1996 and the Registrant's Annual Report for the fiscal year ended June 30, 1997 on Form 10-KSB, filed September 30, 1997)

             (3) By-Laws of the Company (Incorporated by reference to the Registrant's Registration Statement on Form 10SB, effective February 14, 1996)



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              SWISSRAY INTERNATIONAL, INC.



Date: December 17, 1997        By:       /s/ Ruedi G. Laupper
                                         --------------------------------------
                                 Name:   Ruedi G. Laupper
                                 Title:  Chairman of the Board, Chief Executive
                                         Officer and President


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                                EXHIBIT INDEX


         Exhibit No.  Exhibit Description

             (1)      Form of Common Stock certificate of the Company

             (2) Certificate of Incorporation of the Company, as amended (Incorporated by reference to the Registrant's Registration Statement on Form 10SB, effective February 14, 1996 and the Registrant's Annual Report for the fiscal year ended June 30, 1997 on Form 10-KSB, filed September 30, 1997)

             (3) By-Laws of the Company (Incorporated by reference to the Registrant's Registration Statement on Form 10SB, effective February 14, 1996)